UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2024

BUNGE GLOBAL SA

(Exact name of registrant as specified in its charter)

Switzerland	000-56607	98-1743397
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Route de Florissant 13,
1206 Geneva, Switzerland	N/A
(Address of registered office and principal executive offices)	(Zip Code)

1391 Timberlake Manor Parkway
Chesterfield, MO	63017
(Address of corporate headquarters)	(Zip Code)

(314) 292-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares, par value $0.01 per share	BG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 10, 2024, Bunge Limited Finance Corp. (“BLFC”), a 100%-owned finance subsidiary of Bunge Global SA (“Bunge”), and Bunge, as guarantor, entered into an underwriting agreement with SMBC Nikko Securities America, Inc., BNP Paribas Securities Corp., BofA Securities, Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters (the “Underwriting Agreement”), pursuant to which BLFC agreed to issue and sell three tranches of senior unsecured notes (collectively, the “Senior Notes”), as follows: (i) $400 million aggregate principal amount of its 4.100% Senior Notes due 2028; (ii) $800 million aggregate principal amount of its 4.200% Senior Notes due 2029; and (iii) $800 million aggregate principal amount of its 4.650% Senior Notes due 2034, with each series of Senior Notes guaranteed by Bunge (the “Offering”).

The Offering is being made pursuant to a shelf registration statement on Form S-3 dated September 9, 2024 (Registration No 333-282033) (the “Registration Statement”) filed by Bunge and BLFC with the Securities and Exchange Commission. We intend to use the net proceeds from the Offering to fund a portion of the cash consideration for our proposed acquisition (the “Acquisition”) of Viterra Limited (“Viterra”) and to repay a portion of certain Viterra debt to be assumed in connection with the Acquisition, including, in each case, related fees and expenses, and, with any remaining amounts, for general corporate purposes.

The Underwriting Agreement has been filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the text of the Underwriting Agreement.

Bunge issued a press release announcing the pricing of the Offering on September 10, 2024. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 10, 2024, among Bunge Limited Finance Corp., Bunge Global SA, SMBC Nikko Securities America, Inc., BNP Paribas Securities Corp., BofA Securities, Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC

99.1	Press Release, dated September 10, 2024, announcing the pricing of the Senior Notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNGE GLOBAL SA

Date: September 11, 2024	By:	/s/ Lisa Ware-Alexander
Lisa Ware-Alexander
Secretary